SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
May 5, 2026
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.625% Non-Cumulative Perpetual Preferred Stock, Series A	BFH PrA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 8.01 Other Events.

On May 5, 2026, Bread Financial Holdings, Inc. (the “Company”) announced the pricing of an underwritten public offering of 4,800,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of its 8.875% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share (the “Series B Preferred Stock”), with a liquidation preference of $25 per Depositary Share (equivalent to $1,000 per share of Series B Preferred Stock). In addition, pursuant to the underwriting agreement, dated May 5, 2026, between the Company and Morgan Stanley & Co., LLC, RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC and Keefe, Bruyette & Woods, Inc., as representatives for the underwriters named therein (the “Underwriters”), the Company granted the Underwriters an option to purchase up to an additional 720,000 Depositary Shares at the same price for a period of 30 days following May 5, 2026. The Company intends to use the net proceeds from the sale of the Depositary Shares for general corporate purposes, which may include contributing or lending all or a portion of the proceeds to one of its subsidiary banks, Comenity Capital Bank, and share repurchases.

A copy of a press release announcing the pricing of the offering is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The offering of the Depositary Shares and the Series B Preferred Stock has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-291573) (the “Registration Statement”), and a prospectus supplement, dated May 5, 2026, which will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act no later than the second business day following the date it was first used in connection with the public offering.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document Description
99.1	Press release announcing the pricing of the offering of Depositary Shares representing interests in Series B Preferred Stock, dated May 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: May 5, 2026	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary